                                                                      Exhibit 24


                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 21, 2002                                     /s/ Craig R. Andersson
-------------------                                   ------------------------
     (Date)                                               Craig R. Andersson

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 20, 2002                                     /s/ Neil A. Armstrong
-------------------                                   ------------------------
     (Date)                                               Neil A. Armstrong

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 23, 2002                                     /s/ Daniel I. Booker
-------------------                                   ------------------------
     (Date)                                               Daniel I. Booker

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 24, 2002                                     /s/ Ronald L. Gallatin
-------------------                                   ------------------------
     (Date)                                               Ronald L. Gallatin

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 22, 2002                                     /s/ Charles C. Gedeon
-------------------                                   ------------------------
     (Date)                                               Charles C. Gedeon

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 22, 2002                                     /s/ Robert M. Hernandez
-------------------                                   --------------------------
     (Date)                                              Robert M. Hernandez

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 20, 2002                                      /s/ Edith E. Holiday
-------------------                                   ------------------------
     (Date)                                               Edith E. Holiday

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 19, 2002                                      /s/ John H. Odle
-------------------                                   --------------------
     (Date)                                               John H. Odle

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




 February 19, 2002                                     /s/ T. G. Rupert
-------------------                                --------------------------
     (Date)                                            Timothy G. Rupert

                               POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PRESENTS:


     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Lawrence W. Jacobs, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2001 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.




  March 3, 2002                                     /s/ Wesley W. von Schack
-------------------                                --------------------------
     (Date)                                           Wesley W. von Schack